Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt

(8) Debt

Debt at December 31, 2011 and December 25, 2010 consisted of the following (in thousands):

	December 31, 2011	December 25, 2010
Term loans	$1,468,309	1,243,823
Senior notes	—	615,693

Total debt	1,468,309	1,859,516
Less current portion of long-term debt	14,965	12,500

Total long-term debt	$1,453,344	1,847,016

Senior credit facility

The Company's senior credit facility consists of $1.50 billion aggregate principal amount term loans and a $100.0 million revolving credit facility, which were entered into by DBGI's subsidiary, Dunkin' Brands, Inc. ("DBI") in November 2010. The term loans and revolving credit facility mature in November 2017 and November 2015, respectively. As of December 31, 2011 and December 25, 2010, $11.2 million of letters of credit were outstanding against the revolving credit facility.

Borrowings under the senior credit facility bear interest at a rate per annum equal to an applicable margin plus, at our option, either (1) a base rate determined by reference to the highest of (a) the Federal Funds rate plus 0.5%, (b) the prime rate, (c) the LIBOR rate plus 1%, and (d) 2.00% or (2) a LIBOR rate provided that LIBOR shall not be lower than 1.00%. The applicable margin under the term loan facility is 2.00% for loans based upon the base rate and 3.00% for loans based upon the LIBOR rate. In addition, we are required to pay a 0.50% commitment fee per annum on the unused portion of the revolver and a fee for letter of credit amounts outstanding of 3.00%. The effective interest rate for term loans, including the amortization of original issue discount and deferred financing costs, was 4.4% at December 31, 2011.

Repayments are required to be made under the term loans equal to $15.0 million per calendar year, payable in quarterly installments through September 2017, with the remaining principal balance due in November 2017. Additionally, following the end of each fiscal year, if DBI's leverage ratio, which is a measure of DBI's cash income to outstanding debt, exceeds 4.00x, the Company is required to prepay an amount equal to 25% of excess cash flow (as defined in the senior credit facility) for such fiscal year. Under the terms of the senior credit facility, the first excess cash flow payment is due in the first quarter of fiscal year 2012 based on fiscal year 2011 excess cash flow and leverage ratio. In December 2011, the Company made an additional principal payment of $11.8 million to be applied to the 2011 excess cash flow payment that is due in the first quarter of 2012. Based on fiscal year 2011 excess cash flow, considering all payments made, the excess cash flow payment required in the first quarter of 2012 is $2.9 million, which may be deducted from future minimum required principal payments. Other events and transactions, such as certain asset sales and incurrence of debt, may trigger additional mandatory prepayments.

The senior credit facility contains certain financial and nonfinancial covenants, which include restrictions on liens, investments, additional indebtedness, asset sales, certain dividend payments, and certain transactions with affiliates. At December 31, 2011 and December 25, 2010, the Company was in compliance with all of its covenants under the senior credit facility.

Certain of the Company's wholly owned domestic subsidiaries guarantee the senior credit facility. All obligations under the senior credit facility, and the guarantees of those obligations, are secured, subject to certain exceptions, by substantially all assets of DBI and the subsidiary guarantors.

During 2011, the Company increased the size of the term loans from $1.25 billion to $1.50 billion. The incremental proceeds of the term loans were used to repay $250.0 million of the Company's senior notes. Additionally, the Company completed two separate re-pricing transactions to reduce the stated interest rate on the senior credit facility. As a result of the additional term loan borrowings and the re-pricings of the term loans, the Company recorded a loss on debt extinguishment and refinancing transactions of $8.2 million in fiscal year 2011, which includes debt extinguishment of $477 thousand related to the write-off of original issuance discount and deferred financing costs, and $7.7 million of costs paid to creditors and third parties.

The term loans were issued with an original issue discount of $6.3 million. Total debt issuance costs incurred and capitalized in relation to the senior credit facility were $32.6 million. Total amortization of original issue discount and debt issuance costs related to the senior credit facility was $5.3 million and $323 thousand for fiscal years 2011 and 2010, respectively, which is included in interest expense in the consolidated statements of operations.

Senior notes

DBI issued $625.0 million face amount senior notes in November 2010 with a maturity of December 2018 and interest payable semi-annually at a rate of 9.625% per annum.

The senior notes were issued with an original issue discount of $9.4 million. Total debt issuance costs incurred and capitalized in relation to the senior notes were $15.6 million. Total amortization of original issue discount and debt issuance costs related to the senior notes was $1.0 million and $182 thousand for fiscal years 2011 and 2010, respectively, which is included in interest expense in the consolidated statements of operations.

In conjunction with the additional term loan borrowings during 2011, the Company repaid $250.0 million of senior notes. Using funds raised by the Company's initial public offering (see note 12) in August 2011, the Company repaid the full remaining principal balance on the senior notes. In conjunction with the repayment of senior notes, the Company recorded a loss on debt extinguishment of $26.0 million, which includes the write-off of original issuance discount and deferred financing costs totaling $22.8 million, as well as prepayment premiums and third-party costs of $3.2 million.

ABS Notes

On May 26, 2006, certain of the Company's subsidiaries (the "Co-Issuers") entered into a securitization transaction. In connection with this securitization transaction, the Co-Issuers issued 5.779% Fixed Rate Series 2006-1 Senior Notes, Class A-2 ("Class A-2 Notes") with an initial principal amount of $1.5 billion and 8.285% Fixed Rate Series 2006-1 Subordinated Notes, Class M-1 ("Class M-1 Notes") with an initial principal amount of $100.0 million. In addition, the Company also issued Class A-1 Notes (the Class A-1 Notes, together with the Class A-2 Notes and the Class M-1 Notes, the "ABS Notes"), which permitted the Co-Issuers to draw up to a maximum of $100.0 million on a revolving basis.

Total debt issuance costs incurred and capitalized in relation to the ABS Notes were $72.9 million, of which $6.0 million and $7.4 million was amortized to interest expense during fiscal years 2010 and 2009, respectively.

During fiscal year 2009, the Company repurchased and retired outstanding Class A-2 Notes with a total face value of $153.7 million. The Class A-2 Notes were repurchased using available cash for a total repurchase price of $142.7 million. As a result of these repurchases, the Company recorded a net gain on debt extinguishment of $3.7 million, which includes the write-off of deferred financing costs of $4.8 million and pre-payment premiums paid to Ambac of $2.5 million.

In 2010, all outstanding ABS Notes were repaid in full with proceeds from the term loans and senior notes, as well as available cash. As a result, a net loss on debt extinguishment of $62.0 million was recorded, which includes the write-off of deferred financing costs of $37.4 million, make whole payments of $23.6 million, and other professional and legal costs.

Maturities of long-term debt

Excluding the impact of excess cash flow payments required by the senior credit facility as discussed above, the aggregate maturities of long-term debt for each of the next five calendar years are $15.0 million.